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                             AIM FLOATING RATE FUND

                        Supplement dated August 14, 2003
                       to the Prospectus dated May 1, 2003

Effective August 18, 2003, the following replaces in its entirety the second paragraph on page 1 of the prospectus:

"An unlimited number of shares of beneficial interest ("Shares") of the Fund are continuously offered at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50."

Effective August 18, 2003, the following replaces in its entirety the fifth sentence of the paragraph appearing under the heading "SUMMARY - THE OFFERING" on page 2 of the prospectus:

The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that the minimum initial purchase is $250 for certain retirement accounts."

Effective August 18, 2003, the following replaces in its entirety the first paragraph appearing under the heading "SYSTEMATIC PURCHASE PLAN" on page 24 of the prospectus.

"Investors may purchase Shares through the Systematic Purchase Plan. Under the Systematic Purchase Plan, an amount specified by the Shareholder of $50 on a monthly or quarterly basis will be sent to A I M Fund Services, Inc. from the investor's bank for investment in the Fund. Participants in the Systematic Purchase Plan should not elect to receive dividends or other distributions from the Fund in cash. Investors should contact their brokers or A I M Fund Services, Inc. for more information."

EXCHANGING SHARES

Effective October 1, 2003, exchangeability among like share classes of the AIM Funds and the INVESCO Funds will be permitted. The exchange policy will provide for the following types of exchanges:


              SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE
                                 INVESCO FUNDS:

o   Investor Class Shares

o   Class A Shares(1)

o   Class B Shares

o   Class C Shares

o   Institutional Class Shares

o   Class K Shares


           WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE FOLLOWING
                            CLASSES OF THE AIM FUNDS:

o   Class A Shares of Category I and II AIM Funds and AIM Tax-Exempt Cash Fund

o   Class A3 Shares of all AIM Funds

o   AIM Cash Reserve Shares of AIM Money Market Fund

o   Class B Shares of all AIM Funds, with the exception of AIM Floating Rate
    Fund

o   Class C Shares of all AIM Funds, with the exception of AIM Floating Rate
    Fund

o   Institutional Class Shares of all AIM Retail Funds

o   There is currently no like class of shares offered by the AIM Funds


             SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE
                                   AIM FUNDS

o Class A Shares of all AIM Funds, with the exception of Class A Shares of Category III Funds purchased at net asset value

o   Class A3 Shares of the AIM Funds

o   AIM Cash Reserve Shares of AIM Money Market Fund

o   Class B Shares of all AIM Funds

o   Class C Shares of all AIM Funds

o   Institutional Class Shares of all AIM Retail Funds

o   Class R Shares


           WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE FOLLOWING
                            CLASSES OF THE AIM FUNDS

o   Class A Shares of all INVESCO Funds(2)

o   Class B Shares of all INVESCO Funds

o   Class C Shares of all INVESCO Funds

o   Institutional Class Shares of all INVESCO Funds

o   There is currently no like class of shares offered by the INVESCO Funds

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(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.